                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                          AccuMed International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
                                 Not applicable
          ---------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
                                 Not applicable
          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                 Not applicable
          ---------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
                                 Not applicable
          ---------------------------------------------------------------------
     (5) Total fee paid:
                                 Not applicable
          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
                                 Not applicable
          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
                                 Not applicable
          ---------------------------------------------------------------------
     (3)  Filing Party:
                                 Not applicable
          ---------------------------------------------------------------------
     (4)  Date Filed:
                                 Not applicable
          ---------------------------------------------------------------------

                           ACCUMED INTERNATIONAL, INC.
                      920 North Franklin Street, Suite 402
                             Chicago, Illinois 60610


Dear stockholder:

              On behalf of the board of directors, you are cordially invited to attend the Annual Meeting of Stockholders of AccuMed International, Inc. to be held at 10:00 a.m. (Chicago time) on May 16, 2000 at the offices of AccuMed located at 920 North Franklin Street, Suite 402, Chicago, Illinois.

              At the meeting, you will be asked to consider and vote upon the following proposals:

              1. To elect five directors to serve on the board of directors until the next annual meeting of stockholders.

              2. To transact such other business and to consider and take action upon any and all other matters that may properly come before the meeting or any adjournment or adjournments thereof.

              You are urged to carefully consider all the material in the proxy statement and mark, sign, date and return the enclosed proxy as soon as possible, regardless of whether you expect to attend the meeting. Giving a proxy will not prevent you from voting in person at the meeting.

                                       Very truly yours,

                                       PAUL F. LAVALLEE
                                       Chairman of the Board
                                       and Chief Executive Officer

Dated: April 20, 2000

                           ACCUMED INTERNATIONAL, INC
                      920 North Franklin Street, Suite 402
                             Chicago, Illinois 60610
                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on May 16, 2000
                             ----------------------

Dear stockholders:

              NOTICE IS HEREBY GIVEN THAT THE ANNUAL MEETING OF STOCKHOLDERS OF ACCUMED INTERNATIONAL, INC., a Delaware corporation, will be held at AccuMed's offices located at 920 North Franklin Street, Suite 402, Chicago, Illinois, on Tuesday, May 16, 2000 at 10:00 a.m. (Chicago time), to consider and act upon the following matters.

              1. To elect five directors to serve on the board of directors until the next annual meeting of stockholders.

              2. To transact such other business and to consider and take action upon any and all other matters that may properly come before the meeting or any adjournment or adjournments thereof.

              The board of directors knows of no matters, other than those set forth in paragraph (1) above discussed in greater detail in the accompanying proxy statement), that will be presented for consideration at the meeting.

              The board of directors has fixed the close of business on April 18, 2000 as the record date for the determination of stockholders entitled to vote at the meeting.

              WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                       By Order of the Board of Directors


Chicago, Illinois                      Jack H. Halperin
April 20, 2000                         Secretary

                                 PROXY STATEMENT
                                       OF
                           ACCUMED INTERNATIONAL, INC.
                      920 NORTH FRANKLIN STREET, SUITE 402
                             CHICAGO, ILLINOIS 60610
                             -----------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 16, 2000
                             -----------------------


                                  INTRODUCTION

GENERAL

              This proxy statement is being furnished to holders of common stock, par value $0.01 per share, of AccuMed International, Inc., a Delaware corporation, in connection with the solicitation of proxies by AccuMed's board of directors for use at the Annual Meeting of Stockholders scheduled to be held at AccuMed's principal offices located at 920 North Franklin Street, Suite 402, Chicago, Illinois on May 16, 2000 and at any and all adjournments or postponements thereof.

              It is anticipated that this proxy statement and the accompanying form of proxy will first be sent to stockholders on or about April 20, 2000. Only stockholders of record at the close of business on April 18, 2000 are entitled to vote at the meeting.

              At the meeting, stockholders will consider and vote upon proposals
(1) to elect five directors to serve on the board of directors until the 2001 Annual Meeting of Stockholders, and (2) to consider such other business as may properly come before the meeting.

                               VOTING AND PROXIES

REVOCABILITY OF PROXIES

              A proxy for use at the meeting is enclosed. Any stockholder who executes and delivers such proxy may revoke it at any time prior to its use by:
(1) filing with the Secretary of AccuMed a notice of revocation of proxy or a valid proxy bearing a later date, (2) filing with the Secretary of AccuMed a valid proxy bearing a later date, or (3) by attending the meeting and voting in person.


SOLICITATION OF PROXIES

              This proxy solicitation is being made by the board of directors of AccuMed. The expense of the solicitation will be paid by AccuMed. AccuMed has retained Corporate Investor Communications, Inc. (CIC) to conduct a broker search and distribute the proxy materials in connection with the meeting. For such services, AccuMed will pay CIC a fee of approximately $1,000. To the extent necessary to assure sufficient representation at the meeting, proxies may be solicited by any appropriate means by directors, officers, regular employees of AccuMed and the stock transfer agent for the common stock, who will not receive any additional compensation therefor. CIC will request that banks, brokers and other fiduciaries distribute proxy materials to their customers who own beneficially the common stock listed of record in names of nominees and, although there is no formal arrangement to do so, AccuMed will reimburse such persons the reasonable expenses of such distribution.

OUTSTANDING SECURITIES

              The board of directors has fixed April 18, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. At the close of business on this date, there were outstanding and entitled to vote 5,673,149 shares of common stock.


VOTE REQUIRED AND VOTING PROCEDURES

              Each holder of common stock will be entitled to one vote, in person or by proxy, for each share standing in its name on the books of AccuMed as of the record date on each of the matters duly presented for a vote at the meeting.

              In connection with the solicitation by the board of directors of proxies for use at the meeting, the board of directors has designated Paul F. Lavallee, Chairman of the Board and Chief Executive Officer, and Norman J. Pressman, President and Chief Scientific Officer, as proxies. Shares represented by all properly executed proxies will be voted at the meeting in accordance with the instructions specified thereon. If no instructions are specified, the shares represented by any properly executed proxy will be voted FOR the proposal to elect each of the five nominees named below under the caption "Election of Directors."

              The board of directors is not aware of any matters that will come before the meeting other than as described above. However, if such matters are presented, the named proxies will, in the absence of instructions to the contrary, vote such proxies in accordance with the judgment of such named proxies with respect to any such other matter properly coming before the meeting.

              A majority of the outstanding shares of common stock must be represented in person or by proxy at the meeting in order to constitute a quorum for the transaction of business. The validly-nominated nominees for election as directors who rank first through fifth in the number of votes received from holders of common stock represented (in person or by proxy) and voting at the meeting will be elected as directors, even if some or all of such nominees receive less than a majority of the total votes cast (assuming presence of a quorum).

              With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded from the vote and will have no effect. With regard to other proposals, votes cast against a proposal will be counted for purposes of determining (1) the presence or absence of a quorum and (2) the total number of votes cast with respect to such proposal.

              With regard to proposals other than the election of directors, abstentions will be counted for purposes of determining both (1) the presence or absence of a quorum for the transaction of business and (2) the total number of votes cast with respect to such proposal.

              A proxy submitted by a stockholder may indicate that all or a portion of the shares of common stock represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter will be counted for purposes of determining both
(1) the presence or absence of a quorum for the transaction of business and (2) the total number of votes cast with respect to such proposal.


INSPECTOR OF ELECTIONS

              The board of directors has appointed Jack H. Halperin, Secretary of AccuMed, as the Inspector of Elections for the meeting. The Inspector of Elections will determine the number of shares of common stock represented in person or by proxy at the meeting, whether a quorum exists, the authenticity, and validity and effect of proxies, and will receive and count the votes.

                              ELECTION OF DIRECTORS

              Each of the five nominees named below has consented to be named in this proxy statement and has consented to serve as a director, if so elected. AccuMed has no reason to believe that any of the nominees will not be available to serve. However, if any nominee should for any reason become unable or unwilling to serve, the shares represented by proxies received by AccuMed (unless otherwise directed) will be voted for the election of such other person as the board of directors may recommend, in place of the unavailable nominee.

              In the election of directors, the five candidates receiving the highest number of votes will be elected directors of AccuMed. Votes cast against directors and votes withheld shall have no effect. Elections for directors shall not be made by ballot, unless a stockholder shall demand election by ballot at the meeting before the voting begins.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS. PROXIES RETURNED TO ACCUMED WILL BE VOTED "FOR" THE NOMINEES NAMED UNLESS OTHERWISE INSTRUCTED.


EXECUTIVE OFFICERS AND DIRECTOR NOMINEES

              The executive officers and director nominees of AccuMed and their ages are as follows:

                NAME                      AGE                       POSITION
                ----                      ---                       --------
Paul F. Lavallee...................       60       Chairman of the Board and Chief Executive Officer
Norman J. Pressman, Ph.D...........       52       Chief Scientific Officer and President
Mark Banister......................       37       Director
Jack H. Halperin, Esq..............       54       Director
Robert L. Priddy...................       54       Director
Leonard M. Schiller, Esq...........       59       Director

              Set forth below is certain information regarding the business experience of the director nominees and executive officers of AccuMed.


DIRECTOR NOMINEES

              PAUL F. LAVALLEE. Mr. Lavallee has been a member of the board of directors since December 1995 and has been Chairman of the Board and Chief Executive Officer of AccuMed since January 30, 1998. From January 30, 1998 through March 2, 2000, he also served as President. Since 1995, he has been Chairman of the Board of Biorthex, Inc., a venture capital backed start-up firm specializing in surgical and non-surgical orthopedics located in Montreal. From January 1996 until January 1997, Mr. Lavallee served as a consultant to Sigmedics, Inc., a biomedical company. From 1989 until December 1995, Mr. Lavallee served as Chairman, President and Chief Executive Officer of Sigmedics, Inc. Mr. Lavallee has a Bachelor of Science degree in Biology from Bates College and a Masters in Business Administration from the University of Chicago.

              MARK BANISTER. Mr. Banister has been a director of AccuMed since April 1, 1998. Since January 1993, Mr. Banister has been an independent management consultant and investment advisor specializing in identifying investment opportunities in the smaller and medium company sector and assisting such companies with their development. Mr. Banister previously held senior positions at Bisgood Bishop Ltd. and Morgan Stanley International in London, England.

              JACK H. HALPERIN, ESQ. Mr. Halperin has been a director of AccuMed since June 1991 and served as Chairman of the board of directors from April 1995 through December 29, 1995. He also served as Secretary of AccuMed from August until December 1996 and again became Secretary in February, 2000. Mr. Halperin is a corporate attorney with expertise in venture capital financing and has been practicing law independently since 1987. Mr. Halperin has a B.A. degree in English from Columbia University and a law degree from New York University School of Law. Mr. Halperin is also a member of the boards of directors of I-Flow Corporation, Memry Corporation, and Nocopi Technologies, Inc.

              ROBERT L. PRIDDY. Mr. Priddy has been a director of AccuMed since May 1997. Mr. Priddy has been Chairman of the Board and Chief Executive Officer of ValuJet, Inc., since its inception in October 1995. He was one of the founding partners of ValuJet Airlines, a wholly owned subsidiary of ValuJet, Inc., and served as Chairman of its board and its Chief Executive Officer from July 1992 until November 1996. From July 1991 until January 1993, Mr Priddy served as President of Florida Gulf Airlines. From January 1988 to November 1991, he served as President and Chief Executive Officer of Air Midwest, Inc., for which he also served as a director from November 1987 to November 1991. From 1979 to 1987, Mr. Priddy served as Vice President and Chief Financial Officer of Atlantic Southeast Airlines, Inc., which he also served as a director from 1981 to 1987. Mr. Priddy has a B.A. degree in economics from Tulane University. Mr. Priddy is also a member of the board of directors of Datalink, Inc., Lukens Medical Corporation, Commonwealth Associates and AirTran Holdings, Inc.

              LEONARD M. SCHILLER, ESQ. Mr. Schiller has been a director of AccuMed since April 1995. Mr. Schiller has been a practicing attorney for over 25 years and is a partner in the law firm of Schiller, Klein & McElroy, P.C. in Illinois. Since 1980, he has also been President of The Dearborn Group, a residential property management and real estate company and is involved in the ownership of residential properties throughout the Midwest. Mr. Schiller has a B.A. degree in liberal arts from the University of Iowa and a law degree from the ITT Kent College Law School. Mr. Schiller serves on the boards of directors of Milestone Scientific, Inc., which develops dental equipment and disposable products for use by health care providers, and Imall, Inc., an internet shopping mall provider.


EXECUTIVE OFFICER

              NORMAN J. PRESSMAN, PH.D. Dr. Pressman has been Chief Scientific Officer since May 1997 and President since March 2000. From May 1997 through March 2000, he also served as Senior Vice President, Research. From July 1996 through May 1997, he served as a Senior Vice President of AccuMed and President of the Cytopathology Division. From July 1993 until joining AccuMed, Dr. Pressman was Manager for Biotechnology Development, Strategic Business Development Group of Olympus America. Between July and September 1989, Dr. Pressman was engaged in the formation of Cell Systems International, Inc., a consulting firm in biomedical specimen collection, processing and analysis, of which he served as President from September 1989 until July 1993. Dr. Pressman was the lead research scientist in the Cytometry and Histometry program of the Central Research and Development Department at E.I. du Pont de Nemours & Company from December 1986 until July 1989. From September 1976 until December 1986, he was an Assistant Professor (Pathology and Engineering) at The Johns Hopkins University School of Medicine and Head of the Quantitative Cytopathology Laboratories at The Johns Hopkins Medical Institutions. Dr. Pressman has a B.S. degree in electrical engineering from Columbia University, a M.S. degree in systems engineering and a Ph.D. in biomedical engineering from the University of Pennsylvania.


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

              AccuMed's board of directors held 10 meetings during the 1999 fiscal year. Each director attended a minimum of 75% of the aggregate of (x) such meetings and (y) the meetings held by each committee, if any, of the board of directors on which such director served during the last fiscal year.

              AccuMed has an Executive Committee, an Audit Committee and a Compensation Committee. Each of these committees is responsible to the full board of directors, and its activities are therefore subject to approval of the board of directors. The board of directors does not have a nominating or similar committee. The functions performed by the Audit Committee and the Compensation Committee and their membership are summarized below.

              The Audit Committee is responsible for reviewing AccuMed's internal accounting controls, meeting and conferring with AccuMed's certified public accountants, and reviewing the results of the accountants' auditing engagement. During fiscal year 1999, the Audit Committee held one meeting. The Audit Committee consists of Messrs. Halperin (Chairman), Banister, Priddy and Schiller.

              The Compensation Committee of the board of directors is comprised entirely of "disinterested" directors within the meaning of Rule16b-3 under the Securities Exchange Act of 1934. The Compensation Committee determines base compensation and discretionary cash bonuses for AccuMed's senior executives, if not determined by the full board of directors. These determinations are subject to the approval or ratification of the full board of directors. The Compensation Committee also determines the number and terms of stock options to be granted to employees, directors (other than pursuant to the Board of Directors Compensation Plan described below), and consultants of AccuMed under AccuMed' stock option plans, unless previously determined by the full board of directors. During fiscal year 1999, the Compensation Committee held one meeting. The Compensation Committee consists of Messrs. Schiller (Chairman), Banister, Halperin and Priddy.


DIRECTOR COMPENSATION

              Pursuant to the Board of Directors Compensation Plan as amended, each non-employee director is entitled to the following compensation for services as a director: (1) an immediately exercisable, five-year, nonqualified stock option to purchase 3,334 shares of common stock to be granted upon election to the board of directors, and (2) an immediately exercisable, nonqualified stock option to purchase 3,334 shares of common stock to be granted upon reelection of a non-employee director to serve an additional year on the board of directors. Such options are to be granted under AccuMed's stock option plans. The exercise price per share shall be the fair market value of a share of common stock on the date of grant. Directors are reimbursed for reasonable expenses incurred in attending meetings of the board of directors and committees thereof.


                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

              COMPENSATION COMMITTEE: The Compensation Committee of AccuMed's board of directors is composed entirely of outside directors. The committee is responsible for setting and adjusting the base salaries of all corporate officers, establishing cash incentive programs for officers, and the awarding of stock option grants to officers and all other employees. The committee is also responsible for the review and approval of any employment related contracts.

              COMPENSATION PHILOSOPHY: It is the goal of AccuMed to attract and retain a strong executive management team. The committee believes that there should be a link between the performance of AccuMed, from both financial and stockholder value standpoints, and executive compensation. Accordingly, base salaries are set to conformity with compensation market requirements for comparable sized companies, taking into account levels of responsibility and office location. However, short-term cash incentive compensation and long-term stock option incentive awards, are primarily related to the achievement of AccuMed's financial performance goals and to the enhancement of stockholder value. Internal and personal performance objectives play a lesser role in the executive incentive package.

              The committee is confident that the compensation and incentive policies and practices followed by AccuMed are appropriate for the industry and the compensation market in which AccuMed competes.

              Submitted by the 1999 Compensation Committee of AccuMed's board of directors:

              Mark Banister, Jack H. Halperin, Robert L. Priddy, and Leonard M. Schiller

              SUMMARY COMPENSATION INFORMATION. The following tables set forth information regarding compensation paid or accrued with respect to the three preceding fiscal years to AccuMed's Chief Executive Officer and other executive officers of AccuMed whose total salary and bonus exceeded $100,000 for the 1999 fiscal year.

                           SUMMARY COMPENSATION TABLE

                                    Annual Compensation      Long Term Compensation Awards
                                                                                             Securities
Name and                                                      All Other        Restricted    Underlying
Principal Position     Year         Salary        Bonus      Compensation        Stock         Options
---------------      --------      --------      --------      --------         --------      --------
Paul F Lavallee(1)
  Chairman and
  Chief                  1999      $225,000      $135,000            --               --       100,000
  Executive              1998       208,212            --            --               --       250,000
  Officer
Norman J
Pressman, Ph.D
  President and
  Chief                  1999       192,917        65,000        61,575(2)            --       100,000
  Scientific             1998       157,500            --            --               --        50,000
  Officer                1997       157,500            --         6,000(2)            --        33,334


(1) Mr. Lavallee joined AccuMed as Chairman, Chief Executive Officer and President in January 1998.

(2) The amount shown as Other Compensation in 1999 represents amortized forgiveness of a portion of a loan made by AccuMed to Dr. Pressman. The amount shown as Other Compensation in 1997 represents relocation costs and related taxes reimbursed to Dr. Pressman under the terms of his employment agreement.


                            OPTION GRANTS DURING THE
                          YEAR ENDED DECEMBER 31, 1999


                                 % of Total
                                   Shares
                    Number of    Underlying
                     Shares        Options
                    Underlying    Granted to       Exercise                  Grant Date
     Name            Options     Employees in       Price      Expiration      Present
                     Granted         Year         ($/Share)       Date        Value (1)
---------------      --------      --------       --------      --------      --------
Paul F Lavallee       100,000          32.5%      $   1.31      03/02/09      $   1.19

Norman J.
Pressman              100,000          32.5%      $   1.31      03/02/09      $   1.19

----------------------
(1) AccuMed utilizes the Black-Scholes pricing model to determine the fair value of options granted. The following assumptions were incorporated into the model: risk-free rate - 5.27%, expected volatility - 143%, dividend yield - 0%, and time of exercise - 5 years. No adjustments were made for non-transferability of risk or risk of forfeiture.

                AGGREGATE OPTION EXERCISES DURING THE YEAR ENDED
               DECEMBER 31, 1999 AND FISCAL YEAR END OPTION VALUES

                       Number of Shares                           Value of
                          Underlying                             Unexercised
                          Unexercised                            in-the-Money
                          Options at                              Options at
                       December 31, 1999                       December 31, 1999

Name                      Exercisable        Unexercisable        Exercisable        Unexercisable
----------------            --------            --------            --------            --------
Paul F. Lavallee             199,169             158,333            $ 37,500            $112,500

Norman J.
Pressman, Ph.D                91,667              91,667              37,500             112,500


                            10-YEAR OPTION REPRICINGS

                                                                                                             Length of
                                   Number of         Market Price                                             Original
                                   Securities         of Stock At        Exercise Price                      Option Term
                                   Underlying           Time of            At Time of                       Remaining at
                                     Options          Repricing Or        Repricing or         New             Date of
                                   Repriced or         Amendment           Amendments        Exercise         Repricing
     Name             Date         Amended (#)            ($)                  ($)           Price ($)        Amendment
----------------   -----------   ----------------   ----------------    ----------------   -------------    --------------
Paul F.
Lavallee           3/23/98               250,000              $4.50             $ 9.375           $4.50         9.8 years

Norman J.
Pressman           5/23/97                33,334              23.64               32.28           23.64         9.1 years


EMPLOYMENT AGREEMENTS AND SEVERANCE

              LAVALLEE COMPENSATION ARRANGEMENTS; PROFESSIONAL SERVICES AGREEMENT. Effective January 30, 1998, AccuMed's board of directors appointed Mr. Lavallee Chairman of the Board, Chief Executive Officer and President of AccuMed, approved his compensation arrangements for his services, and directed management to memorialize those compensation arrangements in a professional services agreement to be effective retroactive to January 30, 1998. Mr. Lavallee's services are provided through an agreement dated April 13, 1998 (effective January 30, 1998) between AccuMed and Gypsy Hill LLC, a professional services entity. Mr. Lavallee's compensation is $225,000 annually, and he is eligible for an annual bonus of up to 30% thereof. The services can be terminated by AccuMed upon 12 months' written notice, or by Mr. Lavallee upon 30 days' written notice. Mr. Lavallee has been granted a non-qualified stock option to purchase 250,000 shares of common stock at an initial exercise price of $9.375, the closing sales price per share of AccuMed common stock on the grant date, January 30, 1998. If in AccuMed's first equity offering subsequent to the grant date, it sells common stock, or securities convertible or exercisable for common stock, at a price per share lower than the initial exercise price, then the option exercise price shall be reduced to equal the lower price sale per share. In March 1998, AccuMed completed an equity offering for shares of common stock and warrants exercisable to purchase common stock at $4.50 per share. Accordingly the initial exercise price has been reset to $4.50. The option is exercisable as follows: (1) one-third of the underlying shares were immediately exercisable, (2) an additional one-third became exercisable on January 30, 1999, and (3) the final one-third of the underlying shares became exercisable on January 30, 2000. Mr. Lavallee is reimbursed for reasonable travel expenses from South Dakota to Chicago and living expenses while in Chicago.

              PRESSMAN EMPLOYMENT AGREEMENT AND OTHER COMPENSATION ARRANGEMENTS. Dr. Pressman and AccuMed entered into an Employment Agreement dated June 13, 1996, as amended, for a five-year term which began July 5, 1996. Pursuant to the agreement, Dr. Pressman has served as an executive officer under various titles. He is currently President and Chief Scientific Officer. Dr. Pressman's annual salary is $200,000 and he is eligible to receive annually (1) cash bonuses of up to 30% of his annual salary, and (2) incentive stock options to purchase up to 8,334 shares of common stock based on the achievement of mutually agreed goals and objectives. On July 8, 1996, Dr. Pressman was granted an option to purchase an aggregate of 41,665 shares of common stock at an exercise price of $37.50 per share (the last reported sale price of the common stock on the date on which Dr. Pressman's employment commenced) which was immediately exercisable with respect to 8,333 shares and was to become exercisable with respect to 8,333 additional shares on each of the first through fourth anniversaries of the grant date. Dr. Pressman surrendered those options in February 1997 in order that the shares reserved for issuance upon exercise thereof could be reserved for issuance in a private placement of AccuMed's securities completed in March 1997. Dr. Pressman was entitled to receive replacement options to purchase 41,667 shares of common stock, exercisable at the fair market value, in May 1997. However, he waived his right to receive 8,333 of those options and was granted options to purchase 33,334 shares of common stock, exercisable at the then fair market value, in May 1997. Dr. Pressman was granted 4,167 shares of common stock on the date on which his employment commenced.

              AccuMed may terminate Dr. Pressman's employment for cause at any time upon written notice. AccuMed may terminate his employment without cause upon six months' written notice, in which case Dr. Pressman would be entitled to an amount equal to 12 months' salary as severance, paid over 12 months. Dr. Pressman may terminate his employment for any reason upon six months' written notice.

              Pursuant to Dr. Pressman's employment agreement, AccuMed loaned him an aggregate of $164,409.20, to cover relocation expenses and taxes in connection with the common stock issued to him when he began his employment, pursuant to promissory notes made in October and December 1996. Until November 1997, 50% of bonuses awarded to Dr. Pressman were to be withheld by AccuMed in partial repayment of the loans. In November 1997, Dr. Pressman repaid an additional $45,000. Pursuant to the employment agreement, AccuMed was obligated to cover various expenses relating to Dr. Pressman's efforts to sell his home and his living expenses in Chicago until the home was sold. In November 1997, AccuMed and Dr. Pressman agreed that the loan balance would be forgiven over the remaining term of his employment agreement, and AccuMed would have no further obligations related to Dr. Pressman's relocation expenses. If Dr. Pressman terminates his employment agreement, the then unamortized portion of the loan would become immediately due and payable.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

              No member of the Compensation Committee of AccuMed serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of AccuMed's board of directors or Compensation Committee.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Based upon a review of AccuMed's records, AccuMed believes that each report disclosing beneficial ownership of securities of AccuMed pursuant to
Section 16(a) of the Securities Exchange Act required to be filed by the executive officers and directors of AccuMed during the fiscal year ended December 31, 1999 and prior fiscal years were timely filed except as follows. Each of Messrs. Banister, Halperin, Priddy and Schiller filed a late Form 4 disclosing stock options granted in May 1999. Each of Messrs. Lavallee and Pressman filed late Forms 4 disclosing stock options granted in March 1999 and March 2000.

                                PERFORMANCE GRAPH

The following graph depicts the cumulative total return on AccuMed's common stock compared to the cumulative total return for the Nasdaq Composite Index and the Nasdaq Biotechnology Index. The graph assumes an investment of $100 on December 31, 1994. Reinvestment of dividends is assumed in all cases.


                                    12/31/94       12/31/95       12/31/96       12/31/97       12/31/98       12/31/99
                                       ---            ---            ---            ---            ---            ---
AccuMed International, Inc.            100            200            444            233             39             83
NASDAQ Composite ..........            100            140            172            209            292            541
NASDAQ Biotechnology Index             100            144            265            265            382            771

                   SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

COMMON STOCK

              The table below sets forth certain information as of April 18, 2000 with respect to the beneficial ownership of common stock by (1) each person known by AccuMed to be the beneficial owner of more than 5% of the outstanding shares of common stock, (2) each director and nominee, (3) the executives named in the Summary Compensation Table, and (4) executive officers and directors as a group. On this date, there were 5,673,149 shares of common stock outstanding.

                  Unless otherwise noted, AccuMed believes that all persons named in the table have sole voting and investment power with respect to all shares of AccuMed common stock listed as beneficially owned by them. A person is deemed to be the beneficial holder of securities that can be acquired by the person currently or within 60 days of April 18, 2000 upon the exercise of warrants or options or the conversion of convertible preferred stock. Each beneficial owner's percentage ownership is determined by including shares, underlying options or warrants which are exercisable or preferred stock which is convertible by the person currently or within 60 days following this date, and excluding shares underlying options, warrants and convertible preferred stock held by any other person.

                                                                            PERCENT OF
                                                                              SHARES
          NAME AND ADDRESS                       NUMBER OF SHARES          BENEFICIALLY
        OF BENEFICIAL OWNER                     BENEFICIALLY OWNED            OWNED
        -------------------                     ------------------            -----
Bellingham Capital Industries ..........            1,333,334(1)              21.0%
   P.O. Box 323
   St. Helier Jersey, Chan. Islands

Robert L. Priddy .......................            1,342,255(2)              20.5%
   c/o AccuMed International, Inc.
   920 N. Franklin St., Ste 402
   Chicago, IL 60610

Michael Falk ...........................              629,575(3)              10.3%
   c/o Commonwealth Associates
   830 Third Avenue
   New York, NY 10022

Commonwealth Associates ................              421,106(4)               7.0%
   830 Third Avenue
   New York, NY 10022

Edmund Shea ............................              307,556(5)               5.3%
   655 Brea Canyon Rd.
   Walnut, CA 91789

Paul F. Lavallee .......................              335,502(6)               5.6%

Mark Banister ..........................                6,667(8)                 *

Norman J. Pressman .....................              162,500(7)               2.8%

Jack H. Halperin .......................               19,276(9)                 *

Leonard Schiller .......................               35,360(10)                *

All directors and executive officers
 as a group(6 persons) .................            1,901,560(11)             26.9%


--------------------------------
 *    Represents less than 1%.

(1) Includes 667,667 shares underlying warrants held by Bellingham Capital Industries.

(2) Mr. Priddy directly owns 355,555 shares of AccuMed common stock and warrants to purchase up to 322,897 shares of AccuMed common stock. The number shown includes 10,001 shares underlying stock options and 236,031 shares underlying Series A Convertible Preferred Stock. The number shown includes an additional 120,926 shares, and 300,180 shares underlying warrants, held by Commonwealth Associates, excluding securities held in Commonwealth Associates' trading account. Mr. Priddy is a control person of the corporate general partner of Commonwealth Associates and may be deemed to be beneficial owner of securities held by Commonwealth Associates. Mr. Priddy disclaims beneficial ownership of the securities held by Commonwealth Associates except to the extent of his percentage ownership interests in Commonwealth Associates.

(3) Mr. Falk directly owns 72,593 shares of AccuMed common stock and warrants to purchase up to 119,210 shares of common stock. The number shown includes an additional 120,926 shares, and 300,180 shares underlying warrants held by Commonwealth Associates, excluding securities held in Commonwealth Associates' trading account. Mr. Falk is a control person of the corporate general partner of Commonwealth Associates and may be deemed to be beneficial owner of securities held by Commonwealth Associates. The number of shares also includes an additional 16,667 shares underlying warrants held by Anne Falk, Mr. Falk's spouse. Mr. Falk disclaims beneficial ownership of the securities held by Commonwealth Associates except to the extent of his percentage ownership interests in Commonwealth Associates. Certain shares and warrants held directly by Mr. Falk were transferred to him by Commonwealth Associates.

(4) Includes 300,180 shares underlying warrants held by Commonwealth Associates that are exercisable currently or within 60 days following the Reference Date. Excludes securities held in Commonwealth Associates' trading accounts.

(5)  Includes 111,112 shares underlying warrants held by Mr. Shea.

(6)  Includes 332,502 shares underlying stock options held by Mr. Lavallee.

(7)  Includes 158,334 shares underlying stock options held by Mr. Pressman.

(8)  Includes 6,667 shares underlying stock options held by Mr. Banister.

(9)  Includes 11,427 shares underlying stock options held by Mr. Halperin.

(10) Includes 10,836 shares underlying stock options and 12,500 shares underlying warrants held by Mr. Schiller.

(11) Includes 236,031 shares underlying Series A preferred stock, 623,077 shares underlying warrants, and 529,767 shares underlying options held by executive officers and directors.

PREFERRED STOCK

              The table below sets forth certain information as of April 18, 2000 with respect to the beneficial ownership of the Series A Convertible Preferred Stock by (1) each person known by AccuMed to be the beneficial owner of more than 5% of the outstanding shares of Series A preferred stock, (2) the only director, nominee or executive officer who owns any Series A preferred stock, and (3) executive officers and directors as a group. Based on 696,487 shares of Series A preferred stock outstanding. Unless otherwise noted, AccuMed believes that all persons named in the table have sole voting and investment power with respect to all shares of Series A preferred stock listed as beneficially owned by them.


             NAME AND ADDRESS OF                        AMOUNT AND NATURE OF
              BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP           PERCENT OF CLASS
----------------------------------------------          ---------------------         --------------------
Robert L. Priddy ...........................                   354,046                        50.8%
   c/o AccuMed International, Inc.
   920 N. Franklin St., Ste 402
   Chicago, IL 60610

Societe Generale Cust for Courcoux .........                    59,062                        8.5%
Bouvet
   560 Lexingtom Ave
   New, York, NY 10022

France Finance IV ..........................                    47,250                        6.8%
   51, rue Vivienne
   75002 Paris, FRANCE

All executive officers and directors as a
group (6 persons) ..........................                   354,046                        50.8%

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

              KPMG LLP have been AccuMed's principal accountants for the fiscal years ended December 31, 1996, 1997,1998 and 1999. The board of directors have not yet selected the principal accountants to serve for the 2000 fiscal year due to the change in the nature of AccuMed's operations. Representatives of KPMG are expected to be present at the meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.


                   STOCKHOLDER PROPOSALS---2001 ANNUAL MEETING

              STOCKHOLDER PROPOSALS INTENDED TO BE PRESENTED AT THE NEXT ANNUAL MEETING OF THE STOCKHOLDERS OF ACCUMED MUST BE RECEIVED BY ACCUMED NOT LATER THAN DECEMBER 31, 2000, TO BE CONSIDERED FOR INCLUSION IN ACCUMED'S PROXY STATEMENT RELATING TO THAT MEETING. STOCKHOLDER PROPOSALS SHOULD BE ADDRESSED TO THE ATTENTION OF THE SECRETARY, ACCUMED INTERNATIONAL, INC., 920 N. FRANKLIN, SUITE 402, CHICAGO, IL 60610.


                                  OTHER MATTERS

              Management is not aware of any matters to be presented for action at the meeting other than as set forth in this proxy statement. If other business should come before the meeting, the persons named as proxy holders in the accompanying proxy intend to vote the shares in accordance with their judgment, and discretionary authority to do so is included in the proxy.


                                  ANNUAL REPORT

              AccuMed's Annual Report on Form 10-K, including audited financial statements for the fiscal year ended December 31, 1999, is enclosed with this proxy statement.

                                       By Order of the Board of Directors
                                       Jack H. Halperin
                                       Secretary

                           ACCUMED INTERNATIONAL, INC.
                      920 NORTH FRANKLIN STREET, SUITE 402
                             CHICAGO, ILLINOIS 60610

                             FOR THE ANNUAL MEETING
                OF STOCKHOLDERS TO BE HELD TUESDAY, MAY 16, 2000

The undersigned hereby appoints Paul F. Lavallee and Norman J. Pressman and each of them, Annual proxies, each with full power of substitution to vote all of the stock of the undersigned at the Annual Meeting of Stockholders of AccuMed International, Inc. to be held on May 16, 2000 at 10:00 a.m. (Chicago time) at the AccuMed's offices located at 920 North Franklin Street, Suite 402, Chicago, Illinois, and at any adjournments thereof, in the manner indicated and in their discretion on any other business which may properly come before said meeting, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for said meeting, receipt of which is hereby acknowledged. THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH OF THE PROPOSALS LISTED, INCLUDING FOR THE ELECTION OF DIRECTOR NOMINEES.

1. Election of Mark Banister, Jack H. Halperin, Paul F. Lavallee, Robert Priddy, and Leonard M. Schiller as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

     Please mark your
[X]  votes as in this
     example

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

     IF NO SPECIFICATION IS MADE THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS DESCRIBED BELOW.

                                        FOR  WITHHELD   2. In their discretion,
1. Election of                                          the proxy holders are
   Directors                            [ ]    [ ]      authorized to vote upon
   (see reverse)                                        such other business as
   For, except vote withheld for the                    may properly come before
   Following nominee(s):                                the meeting or any
                                                        adjournments thereof,
                                                        if such business was not
-----------------------------------                     known to the board of
                                                        directors prior to the
                                                        solicitation of this
                                                        proxy.



SIGNATURE(S)                                DATE                     , 2000
            -------------------------------     --------------------
Please sign exactly as name appears hereon. Please date, sign and return the proxy promptly in the enclosed envelope. When signing as attorney, administrator, trustee or guardian, please give full title. If the signature is for a corporation, please sign full corporate name by authorized officer. If the shares are registered in more than one name all holders must sign.